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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported) December 31, 2000
                                                       -------------------



                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-19297                  55-0694814
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    (State or other             (Commission File Number)       (IRS Employer of
jurisdiction Incorporation)                                 Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA    26406-0989
                  ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (540) 326-9000
                                                        ----------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         See supplemental financial information attached to this report as
Exhibit 99.1.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:  February 13, 2001


                                          FIRST COMMUNITY BANKSHARES, INC.

                                          BY: /s/ ROBERT L. SHUMACHER,
                                             ---------------------------------
                                              ROBERT L. SHUMACHER,
                                              SENIOR VICE PRESIDENT, FINANCE




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                                  EXHIBIT INDEX

Exhibit No.                                        Page No.
-----------                                        --------
   99.1      Supplemental Financial Information        3